Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Taxes
Income Taxes

10. Income Taxes

The Company recorded a provision for income taxes of $0 for the three months ended March 31, 2024 and 2023.

The Company’s effective tax rate was 0% for the three months ended March 31, 2024 and 2023. The difference between the effective tax rate and the federal statutory tax rate for the three months ended March 31, 2024 and 2023 primarily relates to the valuation allowance on the Company’s deferred tax assets.

For interim periods, the Company estimates its annual effective income tax rate and applies the estimated rate to the year-to-date income or loss before income taxes. The Company also computes the tax provision or benefit related to items reported separately and recognizes the items net of their related tax effect in the interim periods in which they occur. The Company also recognizes the effect of changes in enacted tax laws or rates in the interim periods in which the changes occur.

As of March 31, 2024 and December 31, 2023, the Company retains a full valuation allowance on its deferred tax assets. The realization of the Company’s deferred tax assets depends primarily on its ability to generate taxable income in future periods. The amount of deferred tax assets considered realizable in future periods may change as management continues to reassess the underlying factors it uses in estimating future taxable income.

12. Income Taxes and Employee Retention Tax Credits

The Company’s provision for income tax for 2023 and 2022 includes the results of operations for Zeppelin which was contributed to the Company on February 28, 2023. Prior to the contribution Zeppelin was structured as a limited liability corporation with the profits and losses flowing directly to the owners who were responsible for any taxes. For the years ended December 31, 2023 and 2022, Zeppelin incurred losses of approximately $560,000 and $1,254,000, respectively.

The Company is subject to possible tax examination for the years 2014 through 2023.The Company is also subject to examination with respect to federal net operating loss carryforwards generated and carried forward from those years. There are currently no federal or state income tax audits in process.

For the years ended December 31, 2023 and 2022, the Company’s effective tax rate differs from the federal statutory rate principally due to research and development credit carry-forward, research and experimental expenditures, deferred revenue and certain items such loan forgiveness, tax credits and stock-based compensation expense being excluded from the determination of taxable income (loss).

The components of the provision for income taxes for the years ended December 31, 2023 and 2022 consisted of the following:

	2023	2022
Current:
Federal	$-	$10,000
State	-	-
Foreign	-	-
Total current provision	-	10,000
Deferred:
Federal	-	-
State	-	-
Foreign	-	-
Total deferred income taxes	-	-
Total provision for income taxes	$-	$10,000

A reconciliation of the United States Federal Statutory rate to the Company’s effective tax rate  for the years ended December 31, 2023 and 2022 are as follows:

	2023	2022
Federal statutory tax rate	21%	21%
R&D credit, net impact	0%	30%
Nontaxable variable interest loss	0%	(53)%
Share based compensation	5%	(23)%
Nontaxable revaluation of fair value instruments	(32)%	-%
Nontaxable PPP loan forgiveness	0%	48%
Nontaxable ERTC credits	0%	51%

True-up to prior year valuation allowance	0%	(50)%
Change in valuation allowance	6%	(26)%
Effective tax rate	0%	(2)%

The components of net deferred tax assets as of December 31, 2023 and 2022 consisted of the following:

Deferred tax assets	2023	2022
Tax credit carryforward	$1,286,195	$1,286,195
Deferred revenue	1,009,141	1,112,003
Capitalized research and development costs	951,497	620,791
Net operating loss carryforward	898,302	318,302
Capital loss carry-forward	52,560	52,560
Operating lease liability	234,901	-
Property and equipment	4,920	29,971
	4,437,516	3,419,822
Valuation allowance	(4,205,507)	(3,419,822)
Net deferred tax assets	$232,009	$-

Deferred tax liabilities
Right-of-use assets	(232,009)	-

Total net deferred tax	$-	$-

Deferred income taxes are recorded to reflect the tax consequences in future years of differences between the financial reporting and tax bases of assets and liabilities. Income tax expense is the sum of the tax currently payable and the change in the deferred tax assets and liabilities during the period. Valuation allowances are established when, in the opinion of management, it is more likely than not that some portion or all the deferred tax assets will not be realized. The Company assesses the realizability of its deferred tax assets and the need for a valuation allowance based on all positive and negative evidence.

The Company has significant deferred tax assets as a result of temporary differences between the taxable income on our tax returns and GAAP income, R&D tax credit carry forwards. A deferred tax asset generally represents future tax benefits to be received when temporary differences previously reported in our consolidated financial statements become deductible for income tax purposes, or when tax credit carry forwards are utilized on our tax returns. The Company assesses the realizability of our deferred tax assets and the need for a valuation allowance based on the guidance provided in current financial accounting standards.

Significant judgment is required in determining the realizability of our deferred tax assets. The assessment of whether valuation allowances are required considers, among other matters, the nature, frequency and severity of any current and cumulative losses, forecasts of future profitability, the duration of statutory carry forward periods, our experience with loss carry forwards not expiring unused and tax planning alternatives. In analyzing the need for valuation allowances, the Company first considered our history of cumulative operating results for income tax purposes over the past three years in each of the tax jurisdictions in which we operate, our financial performance in recent quarters, statutory carry forward periods and tax planning alternatives. In addition, the Company considered both its near-term and long-term financial outlook. After considering all available evidence (both positive and negative), the Company concluded that recognition of a valuation allowance for all of its deferred tax assets was required at December 31, 2023 and 2022. The valuation allowance increased by approximately $786,000 and $128,000 in 2023 and 2022, respectively. The increase during the current year is primarily related to capitalized research and development expenditures and net operating losses. As of December 31, 2023 and 2022, the Company has a federal net operating loss carryforward totaling approximately $3,800,000 and $1,500,000. The federal net operating loss carryforward generated from the years ended after December 31, 2017 may be carried forward indefinitely. As of December 31, 2023 and 2022, R&D tax credit carryforwards total approximately $1,513,000 and $1,513,000, respectively, and begin to expire in 2036. Realization of the carryforwards is dependent on the Company generating sufficient taxable income and may also be subject to usage limitations to the extent there are changes in the Company’s ownership.

Pursuant to Sections 382 and 383 of the Internal Revenue Code, or IRC, annual use of the Company's net operating losses and tax credit carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. The amount of annual limitation is determined based on the value of the Company immediately prior to the ownership changes.  The Company is in process of performing an assessment of whether a change in ownership has occurred or whether there have been multiple changes in ownership, within the meaning of Section 382.  Based on preliminary assessment, these ownership changes are not expected to materially limit the net operating loss carryforward and research and development credits available to offset the Company’s tax liabilities. The Company expects to finalize this assessment in 2024.

The Company evaluates uncertain tax positions using the “more likely than not” threshold (i.e., a likelihood of occurrence greater than fifty percent). The recognition threshold is met when an entity concludes that a tax position, based solely on its technical merits, is more likely than not to be sustained upon examination by the relevant taxing authority. Those tax positions failing to qualify for initial recognition are classified as a gross unrecognized tax benefit until they meet the more likely than not standard or are resolved through negotiation or litigation with the taxing authority, or upon expiration of the statute of limitations. As of December 31, 2023, the unrecognized tax benefit totals approximately $227,000. As of December 31, 2022, the unrecognized tax benefit totals approximately $227,000 which was an increase of approximately $11,000 from the beginning of 2022.

The gross unrecognized tax benefits, if recognized, would not affect the effective tax rate as these unrecognized tax benefits would increase deferred tax assets that would be subject to a full valuation allowance. No material changes in the gross unrecognized tax benefits are expected over the next twelve months. Interest and penalties related to unrecognized tax benefits, if any, will be recognized as a component of income tax expense..

Employee Retention Tax Credits

The CARES Act allowed eligible employers to claim employee retention tax credits (“ERTC”) for qualified wages paid after March 12, 2020 and before January 1, 2021. The ERTC was extended to June 30, 2021 under the passage of the Taxpayer Certainty and Disaster Relief Act of 2020 (“ACT”) which was signed into law on December 27, 2020. We qualified for credits under the provisions of the CARES Act for the entire period subsequent to March 12, 2020 through January 1, 2021 and for the entire period subsequent to January 1, 2021 through June 30, 2021.

On September 8, 2021, the Company applied for ERTC credits for qualifying 2020 wages. The Company filed amended payroll tax returns to claim the credit it believed it was entitled to, $99,132 and $190,983, respectively. On April 4, 2022, the Company received $99,826 and $192,793, including interest.

The Company accounted for this in the year they believed collectability was assured. Considering the length of time after year-end and the lack of certainty over the government’s handling of ERTC claims, the Company deemed it appropriate and conservative to not record this transaction in the year ended December 31, 2021 but rather in 2022 when the cash received.

On May 25, 2022, the Company applied for ERTC credits for qualifying 2021 wages. The Company filed amended payroll tax returns to claim the credit it believed it was entitled to, $461,043 and $459,614, respectively. The Company received two refunds in January 2023 for $468,880 and $470,970, including interest. The Company recorded the amounts in payroll tax receivable as of December 31, 2022.